UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2021

THRIVE ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40939	98-1601854
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Riverside Center

275 Grove Street, Suite 2-400

Newton, MA 02466

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (617) 663-5988

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	THAC.U	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	THAC	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	THAC. WS	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

Consummation of Initial Public Offering

On October 25, 2021, Thrive Acquisition Corporation (the “Company”) consummated its initial public offering (“IPO”) of 17,250,000 units (the “Units”), including the issuance of 2,250,000 Units as a result of the underwriters’ exercise of their over-allotment option in full. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (each whole warrant, a “Warrant”), with each Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $172,500,000.

Simultaneously with the closing of the IPO, pursuant to the Sponsor Private Placement Warrants Purchase Agreement, the GR Sleep Private Placement Warrants Purchase Agreement and the Urbain Private Placement Warrants Purchase Agreement, the Company completed the private sale of an aggregate 9,150,000 warrants (the “Private Placement Warrants”) to Thrive Acquisition Sponsor LLC, GR Sleep LLC and Charles Urbain at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $9,150,000.

A total of $175,950,000, comprised of $169,050,000 of the proceeds from the IPO (which amount includes $6,037,500 of the deferred underwriting discount) and $6,900,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a trust account at J.P. Morgan Chase Bank, N.A. maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of October 25, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement Warrants has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

99.1	Audited Balance Sheet as of October 25, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THRIVE ACQUISTION CORPORATION

By:	/s/ Charles Jobson
	Name:	Charles Jobson
	Title:	Chief Executive Officer

Dated: November 1, 2021

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